UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No.     )

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Heidrick & Struggles International, Inc.

(Name of Registrant as Specified In Its Charter)

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HEIDRICK & STRUGGLES INTERNATIONAL, INC.

233 South Wacker Drive, Suite 4900

Chicago, Illinois 60606-6303

SUPPLEMENTAL MATERIALS

RELATING TO THE PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, MAY 24, 2018

May 11, 2018

TO OUR STOCKHOLDERS:

On April 24, 2018, Heidrick & Struggles International, Inc. (the “Company”) filed its definitive proxy statement (the “Proxy Statement”) in connection with the Company’s 2018 Annual Meeting of Stockholders (“2018 Annual Meeting”) to be held on Thursday, May 24, 2018, and mailed the Proxy Statement, the proxy card and its Annual Report for the year ended December 31, 2017 to stockholders.

On May 2, 2018 Glass Lewis issued a report relating to the 2018 Annual Meeting recommending that stockholders vote in favor of all of the items to be voted on at the 2018 Annual Meeting as described in the Proxy Statement. Item 4 seeks stockholder approval of the Company’s Second Amended and Restated 2012 GlobalShare Program (as amended, the “GSP”).

On May 8, 2018, Institutional Shareholder Services (“ISS”) issued a report relating to the 2018 Annual Meeting recommending that stockholders vote in favor of all of the items to be voted on at the 2018 Annual Meeting and described in the Proxy Statement, except for Item 4 seeking stockholder approval of the GSP. These supplemental proxy materials are filed with the Securities and Exchange Commission (the “SEC”) and made available to our stockholders solely for the purpose of providing additional information to stockholders in connection with addressing the ISS concerns with respect to Item 4. Capitalized terms below that are not otherwise defined shall have the meanings assigned to them in the GSP.

The ISS report stated that in its analysis of Item 4, ISS considered multiple positive and negative factors within three pillars: estimated cost, plan features and equity grant practices. Based on its analysis, ISS recommended a vote against Item 4, and noted the features and practices that negatively impacted the recommendation, which included the following: (i) the GSP has a liberal definition of “Change in Control” that allows the Board the discretion to determine events that constitute a change in control, giving rise to risk that events that do not necessarily result in an actual change in the control of the Company could accelerate vesting restrictions on equity awards; (ii) the Board has the broad discretion to accelerate awards under the GSP beyond cases involving death or disability; (iii) the features of the GSP that provide the Board of Directors with discretion to determine the vesting of time-based equity awards and at-target vesting of performance-based equity in connection with a change in control were problematic; and (iv) the Company did not have a clawback policy applicable to equity awards.

In order to address these concerns identified in the ISS report, the following amendments have been made:

•	Revision of Change in Control Definition in GSP. The definition of “Change in Control” in Section 2(h) has been revised to remove the Board’s broad discretion (in clause (v)) to determine that any other event could constitute a change in control.

•	Reduction of Committee’s Discretion to Accelerate Awards under GSP. The Committee’s ability to accelerate the vesting or exercisability of Awards in Sections 7(c), 8(b) and 9(b) is now limited to a Participant’s termination of employment or service as a result of the Participant’s death or Disability.

•	Revision of Change in Control Treatment of Awards in GSP. The Committee’s broad discretion to accelerate Awards in connection with a Change in Control (contained in Section 12(b)) has been removed and the revised GSP now provides that:

•	For Awards that are Assumed in a Change in Control, the performance-based Awards will convert into time-based Awards based on the actual level of performance (instead of the greater of target or actual performance); and

•

For Awards that are not Assumed in a Change in Control, time-based Awards will fully vest and performance-based Awards will vest at either (i) the actual level of performance, or (ii) the target level of performance; but pro-rated based on the time elapsed in the performance period as of the Change in Control.

The Committee will retain the authority to take actions as necessary to require that substitute awards are issued to preserve the value, rights and benefits of Awards as of the time of the Change in Control and to provide for cancellation of Awards that are not Assumed that vest as set forth above in exchange for the Change in Control consideration (or for no consideration for underwater Options or SARs).

•	Adoption of Clawback Policy. The Company has adopted a clawback policy that provides the reimbursement of annual incentive payments, long-term incentive payments and equity awards where the payment was based upon achieving financial or other results that were subsequently restated or corrected and the Board determines that the plan participant engaged in intentional misconduct that caused or contributed to the need for restatement or correction. The full text of the Clawback Policy can be found on the Company’s website at www.heidrick.com.

The foregoing revisions to the GSP were made to correspond to the concerns of ISS as well as investor feedback, and to accelerate our review and alignment to current best practices. The Company does not view these revisions to be material changes to the GSP. A copy of the GSP, reflecting and marked to show these revisions, is attached to these supplemental proxy materials as Annex A.

No changes were otherwise made to the GSP (other than conforming changes consistent with the foregoing), and no changes are otherwise being made to Item 4 or any other proposals in the Proxy Statement or the proxy card for the 2018 Annual Meeting, as filed with the SEC and previously delivered or otherwise made available to our stockholders of record as of April 2, 2018.

Stockholders are now being asked to approve the revised GSP as Item 4 and may vote for the revised GSP or against it.

Your vote is important. Please carefully consider the proposals included in the Proxy Statement, as well as matters disclosed in these supplemental proxy materials, and vote in favor of such proposals, including in favor of Item 4, as revised, in one of these ways:

•	To vote by mail, mark, sign and date your proxy card previously provided to you and return it in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by May 23, 2018;

•	To vote by telephone, call toll free at 1-800-690-6903 any time on a touch tone telephone and follow the instructions provided by the recorded message;

•	To vote by internet, access the voting website at www.proxyvote.com and follow the instructions to obtain your records and to create an electronic voting instruction form; or

•	Attend the 2018 Annual Meeting and vote in person.

If you have voted against Item 4 and would like to revoke your prior vote and vote in favor of Item 4, you can do so at any time up to and including 11:59 P.M. on May 23, 2018 by:

•	Voting again via telephone or Internet in favor of Item 4 by following the directions for changing your vote;

•	Signing another proxy card with a later date indicating your vote in favor of Item 4 and returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, prior to 11:59 P.M. on May 23, 2018;

•	Sending the Corporate Secretary a written document executed by the stockholder or by the stockholder’s attorney authorized in writing (or, if the stockholder is a corporation, by an authorized officer or attorney of such corporation authorized in writing) revoking your earlier proxy and indicating your vote in favor of Item 4; or

•	Voting again at the 2018 Annual Meeting in favor of Item 4;

provided, however, that if your shares are held in street name by a broker or other nominee, you must contact your broker or such other nominee to revoke your prior proxy and change your vote in favor of Item 4.

If you have voted or hereafter vote your shares by proxy “FOR” approval of Item 4, such vote will constitute a vote “FOR” approval of Item 4, revised as described above.

Only stockholders of record at the close of business on April 2, 2018 or their proxy holders may vote at the 2018 Annual Meeting.

Our definitive proxy statement, including these supplemental proxy materials and the Company’s Annual Report for the year ended December 31, 2017, are available at www.heidrick.com/proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Kamau A. Coar

Secretary

Annex A

SECOND AMENDED AND RESTATED 2012 HEIDRICK & STRUGGLES

GLOBALSHARE PROGRAM

1.	PURPOSE OF THE PROGRAM.

(a)	The purpose of this Program is to aid the Company and its Subsidiaries and Affiliates in securing and retaining members of the Board, and certain key employees of, and independent contractors to, the Company, its Subsidiaries and Affiliates and to motivate such individuals to exert their best efforts on behalf of the Company and its Subsidiaries and Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such individuals will have in the welfare of the Company as a result of their proprietary interest in the Company’s success.

2.	DEFINITIONS.

The following capitalized terms used in this Program have the respective meanings set forth in this Section:

(a)	ACT: The Securities Exchange Act of 1934, as amended, or any successor thereto.

(b)	AFFILIATE: Any entity in which the Company, directly or indirectly, has at least a five percent ownership interest.

(c)	AWARD: The grant of an Option, Stock Appreciation Right or Other Stock-Based Award pursuant to such terms, conditions, requirements and limitations as the Committee may establish in order to fulfill the objectives of this Program.

(d)	AWARD AGREEMENT: Either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Program, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

(e)	BENEFICIAL OWNER: As such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

(f)	BOARD: The Board of Directors of the Company.

(g)	CAUSE: (i) the willful and continued failure by the Participant to substantially perform his or her duties and obligations to the Company (other than any such failure resulting from any physical or mental condition, whether or not such condition constitutes a Disability) or (ii) the willful engaging by the Participant in misconduct that is materially injurious to the Company, monetarily or otherwise.

(h)	CHANGE IN CONTROL: The occurrence of any of the following events:

(i)	any Person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities;

(ii)	during any period of 24 months, individuals who, at the beginning of such period, constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 2(h)(i), (iii) or (iv) hereof, (B) a director nominated or proposed by any Person who has publicly announced or advised the Company of an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which, if consummated, would constitute a Change in Control, or (C) a director nominated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company’s securities) whose election by the Board or nomination for election by the Company’s stockholders was approved in advance by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(iii)	the consummation of any transaction or series of transactions under which the Company is merged or consolidated with any other company (other than a merger or consolidation (A) which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent corporation) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity or its parent corporation outstanding immediately after such merger or consolidation and (B) after which no Person holds 30% or more of the combined voting power of the then outstanding securities of the Company or such surviving entity or its parent corporation); or

(iv)	the consummation of a plan of complete liquidation of the Company or of a sale or disposition by the Company of all or substantially all of the Company’s assets.~~; or~~

~~(v)~~	~~any other event occurs which the Board determines, in its discretion, to be a Change in Control.~~

Notwithstanding the foregoing, a Change in Control shall not occur with respect to a Participant by reason of any event which would otherwise constitute a Change in Control if, immediately after the occurrence of such event, (x) the Company ceases to be subject to the requirement to file reports pursuant to Section 13 or Section 15(d) of the Act and no more than 50% of the then outstanding shares of common stock of the Company or any acquiror or successor to substantially all of the business of the Company is owned, directly or indirectly, by any entity subject to such requirements and (y) individuals (which may or may not include the Participant) who were executive officers of the Company immediately prior to the occurrence of such event, own, directly or indirectly, on a fully diluted basis, (A) 25% or more of the then outstanding shares of common stock of the Company or any acquiror or successor to substantially all of the business of the Company or (B) 25% or more of the combined voting power of the then outstanding voting securities of the Company or any acquiror or successor to substantially all of the business of the Company entitled to vote generally in the election of directors.

(i)	CODE: The Internal Revenue Code of 1986, as amended, or any successor thereto.

(j)	COMMITTEE: The Human Resources and Compensation Committee of the Board.

(k)	COMPANY: Heidrick & Struggles International, Inc. a Delaware corporation, and any successor thereto.

(l)	DISABILITY: (i) a physical or mental condition entitling the Company to terminate the Participant’s employment pursuant to an employment agreement between the Participant and the Company or (ii) in the absence of such a provision, a physical or mental incapacity of a Participant which would entitle the Participant to benefits under the long term disability plan maintained by the Company for its U.S. employees as in effect immediately prior to a Change in Control (regardless of whether the Participant is actually covered by such plan).

(m)	EFFECTIVE DATE: The date on which the Program takes effect, as defined pursuant to Section 28 of this Program.

(n)	FAIR MARKET VALUE: A price that is based on the opening, closing, actual, high, low, or average selling price of a Share as reported on the Nasdaq Stock Market (or such market in which such prices are regularly reported) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, as of any date, the per Share closing price on such date as reported on the Nasdaq Stock Market (or such market in which such prices are regularly reported). If no sale of Shares shall have been reported on the Nasdaq Stock Market on such date, then the immediately preceding date on which sales of the Shares have been so reported shall be used.

(o)	GOOD REASON: Without a Participant’s express written consent, the occurrence of any of the following events:

(i)	a material diminution in the duties or responsibilities of the Participant;

(ii)	a material reduction by the Company of the Participant’s base salary or annual bonus opportunity;

(iii)	the failure by the Company to pay the Participant his or her current compensation, or any compensation deferred under any plan, agreement or arrangement of or with the Company, when such compensation is due; or

(iv)	a change in the Participant’s principal work location to a location that is more than 50 miles from the Participant’s principal work location immediately prior to such change;

A Participant must deliver notice to the Company no later than 90 days following the occurrence of the circumstances that constitute Good Reason. The Company shall be provided a 30-day period following the receipt of such notice to cure the circumstances that give rise to Good Reason. If, during the cure period, such circumstances are remedied, the Participant will not be permitted to terminate employment for Good Reason as a result of such circumstances. If, at the end of the cure period, the circumstances that constitutes Good Reason have not been remedied, the Participant will be entitled to terminate employment for Good Reason during the 30-day period that follows the end of the cure period. If the Participant does not terminate employment during such 30-day period, the Participant will not be permitted to terminate employment for Good Reason as a result of such circumstances.

(p)	INCENTIVE STOCK OPTION: An Option granted pursuant to Section 7 of this Program that meets the requirements of Section 422(b) of the Code.

(q)	NON-QUALIFIED STOCK OPTION: An Option granted pursuant to Section 7 of this Program that is not an Incentive Stock Option.

(r)	OPTION: A stock option granted pursuant to Section 7 of this Program.

(s)	OPTION PRICE: The purchase price per Share of an Option, as determined pursuant to Section 7(b) of this Program.

(t)	OTHER STOCK-BASED AWARDS: Awards granted pursuant to Section 9 of this Program.

(u)	PARTICIPANT: An individual who is selected by the Committee to participate in this Program pursuant to Section 6 of this Program.

(v)	PERFORMANCE-BASED AWARDS: Certain Other Stock-Based Awards granted in accordance with Section 10 of this Program.

(w)	PERSON: As such term is defined in Section 3 of the Act or as such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).

(x)	PROGRAM: This Second Amended and Restated 2012 Heidrick & Struggles GlobalShare Program, as it may be amended from time to time.

(y)	SHARE: A share of common stock, par value $0.01 per Share, of the Company.

(z)	STOCK APPRECIATION RIGHT: A right granted pursuant to Section 8 of this Program.

(aa)	SUBSIDIARY: A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

(bb)	TERMINATION DATE: The effective date of a Participant’s termination of employment.

3.	SHARES SUBJECT TO THE PROGRAM.

(a)	TOTAL NUMBER OF SHARES. Subject to the terms and conditions of this Program, the total number of Shares authorized or reserved for issuance with respect to Awards granted under this Program shall be 2,850,000 Shares (comprised of (i) the 1,300,000 Shares authorized under this Program as originally adopted (the “2012 Program”); (ii) an additional 700,000 Shares authorized by stockholders under the amended and restated Program effective May 24, 2014 (the “Amended and Restated 2012 Program”), and (iii) an additional 850,000 Shares authorized in this amendment and restatement of this Program), subject to adjustment as provided in Section 12 herein. Such Shares may consist, in whole or in part, of authorized and unissued Shares, treasury Shares, or Shares which are authorized and issued and have been acquired by or on behalf of the Company or this Program.

(b)	AVAILABLE SHARES. The issuance of Shares shall reduce the total number of Shares available under this Program. Shares subject to Awards which are forfeited, terminated, or expire unexercised may be granted again under this Program. The number of Shares delivered by a Participant or withheld by the Company on behalf of any such Participant as full or partial payment of an Award, including the exercise price of an Option or of any required withholding taxes, shall not be available for issuance pursuant to subsequent Awards, and shall count towards the aggregate number of Shares that have been issued under this Program.

4.	AWARD LIMITATIONS.

(a)	INCENTIVE STOCK OPTIONS. The total number of Shares with respect to which Incentive Stock Options may be granted shall not exceed 1,300,000.

(b)	MINIMUM VESTING. Except as provided in Section 12(b) of this Program or in the event of a Participant’s termination of employment with or service to the Company ~~without Cause (as determined by the Committee in its sole discretion)~~as a result of such Participant’s death or Disability, all Awards must be granted with a Vesting Schedule (as defined below) that does not provide for such Award, or any portion thereof, to Vest (as defined below) prior to the first anniversary of such Award’s date of grant, provided that the Committee may grant Awards that do not satisfy the foregoing requirements in an aggregate amount that does not exceed 5% of the Shares authorized for issuance under Section 3 of this Program on or after the Effective Date.

(c)	For purposes of this Section 4, “Vest” means, with respect to any Award or portion thereof, to become (i) non-forfeitable, if such Award is restricted Shares, (ii) exercisable, if such Award is an Option or Stock Appreciation Rights, or (iii) payable in cash, Shares or otherwise, if such Award is restricted stock units, Performance-Based Awards, or any other Award granted under this Program.

(d)	For purposes of this Section 4, “Vesting Schedule” means, with respect to any Award, the schedule set forth in the applicable Award Agreement, which must be consistent with all of the limitations on such schedule set forth in this Program, including but not limited this Section 4, pursuant to which such Award or portions thereof may Vest. An Award may Vest in installments over its Vesting Schedule.

(e)	SHARE AWARD LIMITATIONS. The aggregate maximum number of Shares with respect to which Options and/or Stock Appreciation Rights may be granted under the Program during a calendar year to any Participant who is or may be a “covered employee” as defined in Section 162(m) of the Code shall be 200,000 (except that the maximum number of Shares with respect to which Options and/or Stock Appreciation Rights may be granted under the Program to such Participant during the calendar year in which such Participant begins employment with the Company, Subsidiary or Affiliate is 400,000).

(f)	PERFORMANCE-BASED AWARDS. The maximum number of Shares that may be used for Awards other than Stock Options and Stock Appreciation Rights that are intended to be “performance based” in accordance with Section 162(m) of the Code that may be granted during any calendar year to any Participant who is or may become a “covered employee” as defined in Section 162(m) of the Code shall be 200,000 (except that the number of Shares that may be used for such Awards that may be granted to such Participant during the calendar year in which the Participant begins employment with the Company, Subsidiary or Affiliate is 400,000).

5.	ADMINISTRATION.

The Program shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are each “non-employee directors” within the meaning of Rule 16b-3 under the Act and “outside directors” within the meaning of Section 162(m) of the Code. The Committee is authorized to interpret this Program, to establish, amend and rescind any rules and regulations relating to this Program, and to make any other determinations that it deems necessary or desirable for the administration of this Program. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Program in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of this Program, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors).

6.	ELIGIBILITY.

Participants shall consist of (a) all members of the Board (including employee and non-employee directors), and (b) the employees of, and independent contractors to, the Company and its Subsidiaries and Affiliates who the Committee may designate in its sole discretion from time to time as eligible to be granted Awards under this Program. The Committee shall determine, in its sole discretion, the date as of which Awards will be granted to Participants and the number of Shares with respect to which Awards will be granted to each Participant.

7.	OPTIONS.

Options granted under this Program shall be, as determined by the Committee, Non-Qualified Stock Options or Incentive Stock Options, as outlined and evidenced by the related Award Agreements, and shall be subject to the following terms and conditions and to such other terms and conditions as the Committee shall determine:

(a)	TYPE OF OPTION. Options granted to non-employee directors or independent contractors shall be Non-Qualified Stock Options. Options granted under this Program to employees shall be Non-Qualified Stock Options, unless otherwise expressly provided at the time of grant.

(b)	OPTION PRICE. The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted, except with respect to Awards granted pursuant to Section 22 of this Program.

(c)

EXERCISABILITY. Options granted under this Program shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, subject to Section 4 of this Program, provided that each Option shall become exercisable not earlier than (i) 100% on the third anniversary of the date of grant, or (ii) 33 1/3% on each of the three succeeding anniversaries of the date of grant. Notwithstanding the foregoing, the Committee shall have the discretion to accelerate the date as of which any Option shall become exercisable in the event of the Participant’s termination of employment with or service to the Company ~~without Cause (as determined by the Committee in its sole discretion), or as provided in Section 12(b) of this Program~~as a result of such Participant’s death or Disability. In no event shall an Option granted under this Program be exercisable more than 10 years after the date of grant.

(d)	EXERCISE OF OPTIONS. Except as otherwise provided in this Program or in an Award Agreement, an Option may be exercised for all or any portion of the Shares for which it is then exercisable. The exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, (i) the date payment is received by the Company under (A), (B) or (C) below, or (ii) the date irrevocable instructions are delivered to a broker for sale of such Shares, in accordance with (D) below. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise, in one or more of the following alternatives as made available by the Committee in its sole discretion: (A) in cash, (B) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased, (C) partly in cash and partly in such Shares, (D) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Option Price for the Shares being purchased, or (E) by directing the Company to withhold such number of Shares otherwise issuable in connection with the exercise of the Option having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to this Program.

(e)	NO RELOAD OPTIONS PERMITTED. No grant of an Option shall include a “reload” Option, pursuant to which a Participant who exercises an Option and satisfies all or part of the Option Price with Shares acquired upon exercise of the Option is granted an additional Option to acquire the same number of Shares as is used by the Participant to pay for the original Option.

(f)	INCENTIVE STOCK OPTIONS. In addition to the foregoing, each Incentive Stock Option shall be subject to the following specific rules:

(i)	The aggregate Fair Market Value (determined at the time such Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all incentive stock option plans of the Company and its Subsidiaries) shall not exceed $100,000. If the aggregate Fair Market Value (determined at the time of grant) of the Shares subject to an Incentive Stock Option which first becomes exercisable in any calendar year exceeds the limitation of this Section 7(f), so much of the Option that does not exceed the applicable dollar limit shall be an Incentive Stock Option and the remainder shall be a Non-Qualified Stock Option; but in all other respects, the original Award Agreement shall remain in full force and effect.

(ii)	Notwithstanding anything herein to the contrary, if an Incentive Stock Option is granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent or Subsidiaries): (A) the purchase price of each Share subject to the Incentive Stock Option shall be not less than 110% of the Fair Market Value of the Shares on the date the Incentive Stock Option is granted; and (B) the Incentive Stock Option shall expire, and all rights to purchase Shares thereunder shall expire, no later than the fifth anniversary of the date the Incentive Stock Option was granted.

8.	STOCK APPRECIATION RIGHTS.

The Committee also may grant a Stock Appreciation Right independent of an Option, as outlined and evidenced by the related Award Agreement, and shall be subject to the following terms and conditions and to such other terms and conditions as the Committee shall determine:

(a)

TERMS AND CONDITIONS. The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the Fair Market Value of a Share on the date the Stock Appreciation Right is granted, except with respect to Awards granted pursuant to Section 22 of this Program. Each Stock Appreciation Right shall entitle a Participant upon exercise to an amount equal to (i) the Fair Market Value on the exercise date of one Share minus the exercise price of the Stock Appreciation Right, times (ii) the number of Shares covered by the Stock Appreciation Right. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised. The date a notice of exercise is received by the Company shall be the exercise date. Payment shall be made to the Participant in Shares or in cash, or partly in Shares and partly in cash, valued at such Fair Market Value, all as shall be determined by the Committee. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share. No Participant shall have any rights to dividends, dividend equivalents, or other rights of a stockholder with respect to a Stock Appreciation Right until the Participant has exercised the Stock Appreciation Right in accordance with Section 8(b) below and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to this Program.

(b)	EXERCISABILITY. Subject to Section 4 of this Program, the Committee may impose, in its discretion, such conditions upon the exercisability of Stock Appreciation Rights as it may deem fit, provided that each Stock Appreciation Right shall become exercisable not earlier than (i) 100% on the third anniversary of the date of grant, or (ii) 33 1/3% on each of the three succeeding anniversaries of the date of grant. Notwithstanding the foregoing, the Committee shall have the discretion to accelerate the date as of which any Stock Appreciation Right shall become exercisable in the event of the Participant’s termination of employment or service with the Company~~, without Cause (as determined by the Committee in its sole discretion), or as provided in Section 12(b) of this Program~~ as a result of such Participant’s death or Disability. In no event shall a Stock Appreciation Right granted under this Program be exercisable more than 10 years after the date of grant.

9.	OTHER STOCK-BASED AWARDS.

The Committee, in its sole discretion, may grant Awards of Shares, including restricted Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares (“Other Stock-Based Awards”) as outlined and evidenced by the related Award Agreement and shall be subject to the following terms and conditions and to such other terms and conditions as the Committee shall determine:

(a)	TERMS AND CONDITIONS. Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under this Program. Subject to the provisions of this Program, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards, and whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares.

(b)	LIMITATIONS.

(i)	Subject to Section 4 of this Program, the Committee may impose, in its discretion, vesting as it may deem fit, provided that (i) Other Stock-Based Awards which are conditioned on continued service or the occurrence of an event shall become vested or exercisable not earlier than (A) 100% on the third anniversary of the date of grant, or (B) 33% on each of the three succeeding anniversaries of the date of grant, and (ii) Other Stock-Based Awards which are conditioned solely or in part on the attainment of performance objectives shall become vested or exercisable not earlier than the first anniversary of the date of grant. Notwithstanding the foregoing, the Committee shall have the discretion to accelerate the date as of which any Other Stock-Based Awards shall become vested or exercisable in the event of the Participant’s termination of employment with or service to the Company ~~without Cause (as determined by the Committee in its sole discretion), or as provided in Section 12(b) of this Program~~as a result of such Participant’s death or Disability.

(ii)	With respect to stockholder rights:

(A)	Except as provided in this subsection (b)(ii)(A) and unless otherwise provided in Award Agreement, a Participant receiving an Other Stock-Based Award that consists of Shares shall thereupon be a stockholder with respect to all of the Shares subject to the Award and shall have the rights of a stockholder with respect to such Shares, including the right to vote such Shares and to receive dividends and other distributions paid with respect to such Shares. Notwithstanding the preceding sentence, in the case of an Award that provides for the right to receive dividends or distributions: (I) if such Award is conditioned solely or in part on the attainment of performance objectives, the Company shall accumulate and hold such dividends or distributions, and (II) in the case of all other such Awards, the Committee shall cause the Company to accumulate and hold such dividends or distribution. In either case, the accumulated dividends or other distributions shall be paid to the Participant only upon the vesting of the Award, and any such dividends or distributions attributable to the portion of an Award that does not vest shall be forfeited.

(B)	A Participant receiving an Other Stock-Based Award that does not consist of actual Shares shall have no rights of a stockholder, including voting or dividend or other distribution rights, with respect to any such Award prior to the date it vests and is settled in Shares. An agreement may provide that, until the Award is settled in Shares or cash, the Participant shall receive, on each dividend or distribution payment date applicable to the Shares, an amount equal to the dividends or distributions that the Participant would have received had the Award held by the Participant as of the related record date been actual Shares. Notwithstanding the preceding sentence, in the case of an Award that provides for the right to receive amounts related to dividends or distributions: (I) if such Award is conditioned solely or in part on the attainment of performance objectives, the Company shall accumulate and hold such amounts, and (II) in the case of all other such Awards, the Committee shall have the discretion to cause the Company to accumulate and hold such amounts. In either such case, the accumulated amounts shall be paid to the Participant only upon the vesting of the Award and any such amounts attributable to the portion of the Award that does not vest shall be forfeited.

10.	PERFORMANCE-BASED AWARDS.

Notwithstanding anything to the contrary herein, certain Other Stock-Based Awards granted under Section 9 of this Program may be granted on the basis of performance of the Company (“Performance-Based Awards”), and designated as Performance-Based Awards; provided, however, that the Committee may grant other Awards that are not intended to be Performance-Based Awards (even though such Awards are subject to the attainment of specified performance goals) and not designated as such. A Participant’s Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (a) while the outcome for that performance period is substantially uncertain and (b) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25% of the relevant performance period. For purposes of clarity, any accumulated dividends or other distributions with respect to Awards granted under this Section 10 shall be paid to the Participant only upon the vesting of the Award and any such amounts attributable to the portion of the Award that does not vest shall be forfeited.

(a)	PERFORMANCE MEASURES. The performance goals, which must be objective, shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating margin (iv) operating income; (v) earnings per Share; (vi) book value per Share; (vii) net operating profit; (viii) return measures (including, but not limited to , return on assets, capital, invested capital, equity, sales or revenue); (ix) expense management; (x) return on investment; (xi) improvements in capital structure; (xii) profits or profitability, including of an identifiable business unit or product; (xiii) maintenance or improvement of profit margins; (xiv) price per Share (including, but not limited to, growth measures and total shareholder return); (xv) market share; (xvi) revenues or sales; (xvii) expense targets; (xviii) cash flow (including, but not limited to, growth measures and total shareholder return); (xix) client satisfaction (xx) working capital (including, but not limited to, working capital targets and change in working capital); (xxi) productivity ratios; and (xxii) economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital).

(b)	PERFORMANCE MEASUREMENT. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or Affiliates or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine.

(c)	EXCLUSION OF CERTAIN ITEMS. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in ASC 225-10, Income Statement—Extraordinary and Unusual Items, ASC 225-20, Income Statement—Extraordinary and Unusual Items and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (vi) acquisitions or divestitures; and (vii) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards intended to qualify as Performance-Based Awards, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

(d)	ADJUSTMENT OF PERFORMANCE-BASED COMPENSATION. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

(e)	EVALUATION OF PERFORMANCE. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period.

11.	TAX WITHHOLDING.

A Participant shall pay to the Company an amount equal to the taxes required by any government to be withheld or otherwise deducted and paid by the Company as a result of the exercise by the Participant of any Award or the delivery to the Participant of any cash or Shares pursuant to any Award. Shares shall not be delivered to the Participant until such time as such payment has been made. The Committee may, in its discretion, permit the Participant to pay all or a portion of the withholding taxes in one or more of the following alternatives: (a) in cash, (b) in Shares having a Fair Market Value equal to the amount required to be withheld, (c) partly in cash and partly in such Shares, (d) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the amount required to be withheld, or (e) by directing the Company to withhold such number of Shares otherwise issuable in connection with the Award having a Fair Market Value equal to the amount required to be withheld. Notwithstanding anything herein to the contrary, if a Participant’s benefit is to be received in the form of Shares, and such Participant fails to make arrangements for the payment of taxes or other amounts as permitted and approved by the Committee, then, unless otherwise determined by the Committee, the Company will withhold Shares having a Fair Market Value equal to the amount required to be withheld. However, in no event will the Fair Market Value of the Shares to be withheld pursuant to this Section 11 to satisfy applicable withholding obligations exceed the minimum amount required to be withheld, unless (a) an additional amount can be withheld and not result in adverse accounting consequences, (b) such additional withholding amount is authorized by the Committee, and (c) the total amount withheld does not exceed the Participant’s estimated tax obligations attributable to the applicable transaction. The Company may also withhold any such withholding taxes from any cash payments made hereunder.

12.	ADJUSTMENTS UPON CERTAIN EVENTS.

Notwithstanding any other provisions in this Program to the contrary, the following provisions shall apply to all Awards granted under this Program:

(a)	GENERALLY. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend (including any special cash dividend) or split, reorganization, recapitalization, merger, consolidation, spinoff, combination or exchange of Shares or other corporate exchange, or any distribution to stockholders of Shares other than regular cash dividends, or in the event any of the foregoing events or any similar event affects the Company, any Affiliate or any business unit, or the financial statements of the Company or any Affiliate or the bases for the computation of any Award, the Committee in its sole discretion and without liability to any Person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to this Program or pursuant to outstanding Awards, (ii) the limits on Awards set forth in Sections 3 and 4 hereof, (iii) the Option Price and/or (iv) any other affected terms of such Awards (including, without limitation, the amount payable thereunder or any performance objectives set with respect thereto).

(b)	CHANGE IN CONTROL. Notwithstanding anything herein to the contrary, the Committee in its sole discretion and without liability to any Person may take ~~such~~ actions~~, if any, as it deems necessary or desirable with respect to any Award (including, without limitation, (x) the payment of a cash amount in exchange for the cancellation of an Award and/or (y) the requiring of~~ to require the issuance of substitute Awards that will substantially preserve the value, rights and benefits of any affected Awards previously granted hereunder~~)~~ as of the time of the Change in Control. ~~Any such determination by the Committee shall be final and binding upon the Company and all Participants.~~

[~~Unless the Committee determines otherwise and except as otherwise provided in an Award Agreement, u~~Upon a Change in Control, if the outstanding Awards are not Assumed (as defined below) by the entity effecting the Change in Control (or a successor or parent corporation), then (x) all outstanding Awards (other than Performance-Based Awards) then held by Participants that are otherwise unvested, unexercisable, or subject to forfeiture, as the case may be, will become vested, exercisable or non-forfeitable immediately prior to the Change in Control and (y) all outstanding Performance-Based Awards will vest, as determined by the Committee, based on either (i) actual performance of the Company through the Change in Control or (ii) target performance, prorated for the portion of the performance period that has elapsed prior to the Change in Control. Subject to and consistent with the immediately preceding sentence, the Committee may provide that such accelerated Awards that are not Assumed may be cancelled in connection with the Change in Control in exchange for the Change in Control consideration (or, with respect to Options and Stock Appreciation Rights for which the exercise price is equal to or greater than the per share value of the consideration to be paid in the Change in Control transaction, no consideration).

~~i~~If the Awards are Assumed ~~(as defined below)~~ by the entity effecting the Change in Control (or a successor or parent corporation), (x) all Awards granted to a Participant shall continue to become vested, exercisable and non-forfeitable pursuant to the terms of the applicable Award Agreement, and (y) for all Awards that vest based on the satisfaction of performance criteria, the performance-criteria will be deemed to be satisfied at ~~the higher of the target level or~~ the actual performance level as of the date of the Change in Control and the Award shall remain subject to time-based vesting until the end of the performance period set forth in the applicable Award Agreement. Notwithstanding the foregoing, if a Participant’s employment is terminated during the two-year period beginning on the date of a Change in Control and such termination is due to (1) a termination by the Company without Cause or (2) a voluntary termination by the Participant due to the existence of Good Reason, then the following shall occur with respect to the Awards that are Assumed:

(i)	With respect to Awards that vest based on the passage of time, such awards shall become fully vested, exercisable, and non-forfeitable as of the Termination Date; and

(ii)	With respect to Awards that vested based on the satisfaction of performance criteria, the fixed number of Awards as determined above shall become fully vested, exercisable and non-forfeitable as of the Termination Date.

Awards will be considered assumed (“Assumed”) if the following conditions are met (1) the Awards are converted into replacement awards in a manner that complies with Section 409A of the Code; (2) the replacement award contains provisions for scheduled vesting and treatment on termination of employment that are no less favorable to the Participant than those in this Program or the applicable Award Agreement, and all other terms of the replacement award (other than the security, the number of shares represented by the replacement award, and the exercise price of the replacement award, if applicable) are substantially similar to those in this Program and the applicable Award Agreement; and (3) the security represented by the replacement award is of a class that is publicly held and widely traded on an established stock exchange.

13.	CERTAIN SECURITIES AND TAX LAW MATTERS.

(a)	SECURITIES LAWS.

(i)	The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended (or any successor statute) of any Shares to be issued hereunder or to effect similar compliance under the laws of any state or other jurisdiction.

Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to this Program unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(ii)	The exercise of an Option or the grant or settlement of an Award shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares pursuant to such exercise, grant or settlement is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Shares are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option or the grant or settlement of an Award in order to allow the issuance of Shares pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option or the grant or settlement of an Award. During the period that the effectiveness of the exercise of an Option or the grant or settlement of an Award has been deferred, the Participant may, by written notice, withdraw an Option exercise and obtain the refund or any amount paid with respect thereto.

(b)	SECTION 162(M). The Committee may modify the terms of any Award (including by means of accelerated payouts expressly authorized under this Program or deferred payouts) relating to compensation that does not constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code or otherwise does not qualify for an exemption from Section 162(m) of the Code in order to permit the deductibility of such compensation under Section 162(m) of the Code by the Company.

(c)	DEFERRAL OF AWARDS. With respect to any Award that is subject to Section 409A of the Code, the Committee, in its discretion, may defer the payment of any such Award to the extent it determines that such deferral is necessary in order to avoid a limitation on the deduction of that Award under Section 162(m) of the Code. Any Award deferred under the preceding sentence shall be paid upon the earlier of (i) the first year in which the Company reasonably anticipates that payment of such Award would not result in a limitation of a deduction with respect to such Award under Section 162(m) of the Code, or (ii) the year in which the Participant’s employment with or service to the Company or any Subsidiary or Affiliate is terminated.

14.	NO RIGHT TO CONTINUED RELATIONSHIP; NO OBLIGATION OF UNIFORM TREATMENT.

The granting of an Award under this Program shall impose no obligation on the Company or any Subsidiary or Affiliate to continue the employment of or relationship between it and any Participant and shall not lessen or affect the Company’s, Subsidiary’s or Affiliate’s right to terminate the employment of or its relationship with such Participant. No Participant, officer, employee or director shall have any claim to be granted any Award under this Program, and there is no obligation for uniformity of treatment of Participants or any other Persons.

15.	COMPENSATION RECOVERY.

Any award issued under this Program will be subject to any clawback policy developed by the Board of Directors or the Committee that is consistent with applicable law.

16.	SUCCESSORS AND ASSIGNS.

The Program shall be binding on all successors and assigns of the Company and a Participant, including without limitation, any beneficiary of such Participant, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

17.	NO FRACTIONAL SHARES.

No fractional Shares shall be issued or delivered pursuant to this Program or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

18.	NONTRANSFERABILITY OF AWARDS.

Except to the extent provided by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. Any Awards exercisable or Shares deliverable after a Participant’s death shall be exercisable by or delivered to a beneficiary as designated in writing by the Participant. If no beneficiary is so designated, such Award shall be exercisable by or such Shares will be delivered to the Participant’s estate. The Participant may change his or her designated beneficiary under this Program by filing with the Committee written notice of such change.

19.	AMENDMENT OR TERMINATION.

(a)	AMENDMENT OR TERMINATION OF PROGRAM. The Board may amend, alter or discontinue this Program, without the approval of the stockholders of the Company, unless (i) such approval is required by applicable law, regulation or rule of any stock exchange on which the Shares are listed or (ii) the amendment would result in an increase in the number of Shares available for issuance under this Program, an expansion of the types of Awards under this Program, or a decrease in or a waiver of the minimum vesting and exercisability limitations applicable to Awards. No amendment or termination of this Program shall, without the consent of a Participant, materially impair the rights of any Participant under any Award granted to such Participant under this Program, unless necessary to meet the requirements of any applicable law, regulation or rule of any stock exchange on which the Shares are listed. Notwithstanding anything to the contrary herein, the Board may not amend, alter or discontinue the provisions relating to Section 12(b) of this Program after the occurrence of a Change in Control.

(b)	AMENDMENT OF AWARD AGREEMENTS. The Committee shall have the authority to amend any Award Agreement at any time; provided that no such amendment shall materially impair the rights of any Participant under any Award Agreement, unless necessary to meet the requirements of any applicable law, regulation or rules of any stock exchange on which the Shares are listed.

(c)	NO REPRICING OF OPTIONS OR STOCK APPRECIATION RIGHTS. Notwithstanding the foregoing, there shall be no amendment to this Program or any Award Agreement that results in the repricing of Options or Stock Appreciation Rights without prior approval of the stockholders of the Company. For this purpose, repricing includes a reduction in the exercise price of an Option or the cancellation of an Option or Stock Appreciation Right in exchange for cash, Options or Stock Appreciation Rights with an exercise price less than the exercise price of the cancelled Option or Stock Appreciation Right, other Awards or any other consideration provided by the Company.

20.	INTERNATIONAL PARTICIPANTS.

With respect to Participants who reside or work outside the United States of America and who are not (and who are not expected to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may, in its sole discretion, amend the terms of this Program or Award Agreements with respect to such Participants in order to conform such terms with the requirements of local law.

21.	COMPLIANCE WITH CODE SECTION 409A.

Unless otherwise provided by the Committee, to the extent that the Committee determines that any Award granted under this Program is subject to Section 409A of the Code, the applicable Award agreements shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, this Program and Award agreements shall be interpreted and construed in compliance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder.

22.	STOCK-BASED AWARDS IN SUBSTITUTION FOR AWARDS GRANTED BY ANOTHER COMPANY.

Notwithstanding anything in this Program to the contrary:

(a)	Awards may be granted under this Program in substitution for or in conversion of, or in connection with an assumption of, stock options, stock appreciation rights, restricted stock, restricted stock units or other stock or stock-based awards held by awardees of an entity engaging in a corporate acquisition or merger transaction with the Company or any Subsidiary. Any conversion, substitution or assumption will be effective as of the close of the merger or acquisition, and, to the extent applicable, will be conducted in a manner that complies with Section 409A of the Code. The Awards so granted may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of this Program, and may account for Shares substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.

(b)	In the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary merges has shares available under a pre-existing plan previously approved by stockholders and not adopted in contemplation of such acquisition or merger, the shares available for grant pursuant to the terms of such plan (as adjusted, to the extent appropriate, to reflect such acquisition or merger) may be used for awards made after such acquisition or merger under this Program; provided, however, that awards using such available shares may not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or merger, and may only be made to individuals who were not employees or directors of the Company or any Subsidiary prior to such acquisition or merger.

(c)	Any Shares that are issued or transferred by, or that are subject to any awards that are granted by, or become obligations of, the Company under Sections 22(a) or 22(b) of this Program will not reduce the Shares available for issuance or transfer under this Program or otherwise count against the limits contained in Section 3 or Section 4 of this Program. In addition, no Shares subject to an award that is granted by, or becomes an obligation of, the Company under Sections 22(a) or 22(b) of this Program will be added to the aggregate limit contained in Section 3(a) of this Program.

23.	NO REPRESENTATIONS OR WARRANTIES REGARDING TAX EFFECT.

Notwithstanding any provision of this Program to the contrary, the Company, its Affiliates and Subsidiaries, the Board and the Committee neither represent nor warrant the tax treatment under any federal, state, local or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under this Program including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties and interest under the Tax Laws.

24.	UNFUNDED PROGRAM.

Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under this Program. Nothing contained in this Program, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Program, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Program.

25.	INDEMNIFICATION.

Subject to requirements of Illinois law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with this Program, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Program and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf, unless such loss, cost, liability, or expense is a result of his/her own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

26.	CHOICE OF LAW.

The Program shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made and to be performed in the State of Illinois.

27.	REPORTING OF VIOLATIONS OF LAW.

Notwithstanding anything in this Program or an Award Agreement to the contrary, nothing in this Program or in an Award Agreement prevents a Participant from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations, and for purpose of clarity, a Participant is not prohibited from providing information voluntarily to the Securities and Exchange Commission pursuant to Section 21F of the Act.

28.	EFFECTIVE DATE AND TERM OF PROGRAM.

(a)	EFFECTIVE DATE. The Program has been adopted by the Board, and is effective as of May 24, 2018 (the “Effective Date”), subject to the approval of this Program by the stockholders of the Company at the Company’s annual meeting of stockholders held on May 24, 2018 and any adjournment or postponement thereof.

(b)	No new Awards may be granted under this Program after the tenth anniversary of the Effective Date as described in Section 28(a) hereof, although Awards granted prior to such date may extend beyond that date. Awards granted prior to the Effective Date shall continue to be subject to the terms and conditions of this Program as applicable and as in effect prior to the tenth anniversary of the Effective Date.

(c)	For clarification purposes, the terms and conditions of this Program, to the extent they differ from the terms and conditions of either the 2012 Program or the Amended and Restated 2012 Program, shall not apply to or otherwise impact previously granted or outstanding awards under the 2012 Program or the Amended and Restated 2012 Program, as applicable.